SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): October 21, 1999

                          GENERAL HOUSEWARES CORP.
           (Exact name of registrant as specified in its charter)


            Delaware                001-07117               41-0919772
    (State of Incorporation)   (Commission File No.)     (I.R.S. employer
                                                         identification no.)


                               P.O. Box 4066
                             1536 Beech Street
                         Terre Haute, Indiana 47804
          (Address of principal executive offices, including zip)


                               (812) 232-1000
            (Registrant's telephone number, including area code)



ITEM 5.      OTHER EVENTS.

On October 21, 1999, the stockholders of General Housewares Corp. (the "Company") adopted the Agreement and Plan of Merger, dated as of August 2, 1999, as amended (the "Agreement"), by and among CCPC Acquisition Corp., GHC Acquisition Corp. ("GHC Acquisition") and the Company. Pursuant to the terms of the Agreement, GHC Acquisition was merged with and into the Company, and the Company was the surviving corporation.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

      99.1 Press Release, dated October 21, 1999.




                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:/s/ Raymond. J. Kulla
                                       ------------------------------------
                                       Name:  Raymond J. Kulla
                                       Title: Vice President and
                                              General Counsel


Date: October 21, 1999





                            EXHIBIT INDEX


      Exhibit                 Description

      99.1         Press Release, dated October 21, 1999.